SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2006

TECHNEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry Into a Material Definitive Agreement.

On February 27, 2006, we entered into an agreement (the “Amendment No. 2”), with Verdi Consulting, Inc. (“Verdi”), ipPartners, Inc. (“ipPartners”), and Southridge Partners LP (“Southridge”) (collectively, the “Holders”) to amend the Registration Rights Agreement dated February 14, 2005, which was filed as Exhibit 4.3 to our current report on Form 8-K filed with the SEC on February 15, 2005 (SEC File No. 000-27023), by and among the Company and certain holders of the Company’s Series C Preferred Stock (the “Registration Rights Agreement”). The purpose of Amendment No. 2 was to amend the Registration Rights Agreement to clarify Section 4 to more accurately reflect the original intent of the purchasers to ensure an orderly flow of the Registrable Securities (as such term is defined in the Registration Rights Agreement) into the public markets.

The Registration Rights Agreement was filed as Exhibit 4.3 to our current report on form 8-K filed with the SEC on February 15, 2005 (SEC File No. 000-27023) and is incorporated herein by reference as Exhibit 4.1.  Amendment No.2 is filed herewith as Exhibit 4.2.

Relationship with Investors

Each of the Investors was an investor in the February 14, 2005 private placement by which the Company acquired all of the outstanding common stock of Genex Technologies, Inc., and by which the Company became a majority owned subsidiary of Markland Technologies, Inc.  This transaction was described in our current report on Form 8-K filed with the SEC on February 15, 2005.

ipPartners is a corporation majority owned and controlled by Robert Tarini.  Mr Tarini the chief executive officer and chairman of the board of directors of the Company.  Mr. Tarini is also the chief executive officer and chairman of the board of directors of Markland Technologies, Inc., which owns approximately 90% of our outstanding common stock.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description	Filed with this 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Registration Rights Agreement between Technest Holdings, Inc. and Southridge Partners LP, Southshore Capital Fund Limited, ipPartners, Inc, Verdi Consulting, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP for Technest Series C Preferred Stock and Warrants for Technest common stock, dated February 14, 2005		8-K	February 15, 2005	4.3
4.2	Amendment No. 2 to Registration Rights Agreement	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:

/s/ Gino M. Pereira

Chief Financial Officer

Date:  March  __, 2006

EXHIBIT INDEX

Exhibit No.	Description	Filed with this 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Registration Rights Agreement between Technest Holdings, Inc. and Southridge Partners LP, Southshore Capital Fund Limited, ipPartners, Inc, Verdi Consulting, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP for Technest Series C Preferred Stock and Warrants for Technest common stock, dated February 14, 2005		8-K	February 15, 2005	4.3
4.2	Amendment No. 2 to Registration Rights Agreement	x